       As filed with the Securities and Exchange Commission on February 23, 2000
                                                      Registration No. 333-
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ---------------

                             REGISTRATION STATEMENT
                                     Under
                           THE SECURITIES ACT OF 1933

                                ---------------
                              Digital Island, Inc.
  (Exact Name of Registrant as Specified in its Certificate of Incorporation)

                                ---------------

       Delaware                     7389                       68-0322824
   (State or Other     (Primary Standard Industrial        (I.R.S. Employer
    Jurisdiction of     Classification Code Number)      Identification Number)
   Incorporation or
     Organization)

                                ---------------
                         45 Fremont Street, 12th Floor
                            San Francisco, CA 94105
                                 (415) 738-4100
  (Address, Including Zip Code, and Telephone Number, Including Area Code, of
                   Registrant's Principal Executive Offices)

                                ---------------
                                 T.L. THOMPSON
                            Chief Financial Officer
                              Digital Island, Inc.
                         45 Fremont Street, 12th Floor
                            San Francisco, CA 94105
                                 (415) 738-4100
 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code,
                             of Agent for Service)

                                ---------------
                                   Copies to:

     CURTIS L. MO, ESQ.                             FRANK H. GOLAY, JR., ESQ.
    ANDREW R. HULL, ESQ.                               Sullivan & Cromwell
    ANTHONY S. WANG, ESQ.                             1888 Century Park East
    JOSEPH K. WYATT, ESQ.                                   Suite 2100
Brobeck, Phleger & Harrison LLP                    Los Angeles, CA 90067-1725
    Two Embarcadero Place                                 (310) 712-6600
       2200 Geng Road
Palo Alto, California 94303-0913
       (650) 424-0160

                                ---------------
   Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.
   If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box. [_]
   If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] Registration No. 333-95121
                                                  --------------------------
   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                          ------------
   If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]
                          ------------
   If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [_]


                        CALCULATION OF REGISTRATION FEE

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          Title of Each Class of              Amount to be       Proposed  Maximum              Amount of
        Securities to be Registered          Registered (1)   Aggregate Offering Price (2)  Registration Fee
------------------------------------------------------------------------------------------------------------
Common Stock, $0.001 par value............    402,500 shares        $ 43,598,800               $ 11,510.08
------------------------------------------------------------------------------------------------------------
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
(1) Includes 52,500 shares subject to an over-allotment option to be granted to the Underwriters.
(2) Estimated solely for the purpose of computing the registration fee pursuant to Rule 457(c) promulgated under the Securities Act of 1933, as amended.

   The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

                                ---------------

   This Registration Statement shall become effective upon the filing with the Commission in accordance with Rule 462(b) under the Securities Act of 1933.
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

                          INCORPORATION BY REFERENCE

        This Registration Statement on Form S-1 is being filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the Registration Statement on Form S-1 (Commission File No. 333-95121) filed by Digital Island, Inc. (the "Company") with the Securities and Exchange Commission as declared effective on February 23, 2000 are incorporated herein by reference.


                                   EXHIBITS

        The following exhibits are filed as part of this Registration Statement:


Item 16.(a) Exhibits and financial statements schedules

EXHIBIT
NUMBER            DESCRIPTION
-------           ------------------------------------------
5.1               Opinion of Brobeck, Phleger & Harrison LLP, as to the legality of the securities
23.1              Consent of PricewaterhouseCoopers LLP, Independent Accountants
23.2              Consent of Ernst & Young LLP, Independent Auditors
23.3              Consent of Brobeck, Phleger & Harrison LLP (included in
                  Exhibit 5.1)

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Francisco, state of California, on this 23rd day of February, 2000.

                                          DIGITAL ISLAND, INC.

                                                   /s/ Ruann F. Ernst
                                          By: _________________________________
                                                      Ruann F. Ernst
                                                Chief Executive Officer and
                                                         President

     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the persons whose signatures appear below, which persons have signed such Registration Statement in the capacities and on the dates indicated:

              Signature                          Title                  Date
              ---------                          -----                  ----
         /s/ Ruann F. Ernst            Chairman of the Board of   February 23, 2000
______________________________________  Directors and Chief
            Ruann F. Ernst              Executive Officer
                                        (Principal Executive
                                        Officer)


                  *                    Chief Financial Officer    February 23, 2000
______________________________________  (Principal Financial
            T. L. Thompson              Officer and Principal
                                        Accounting Officer)

                  *                    President and Director     February 23, 2000
______________________________________
            Leo S. Spiegel

                  *                    Director                   February 23, 2000
______________________________________
             Charlie Bass

                  *                    Director                   February 23, 2000
______________________________________
          Christos Cotsakos

                  *                    Director                   February 23, 2000
______________________________________
          Marcelo A. Gumucio

                  *                    Director                   February 23, 2000
______________________________________
           Cliff Higgerson

                  *                    Director                   February 23, 2000
______________________________________
          G. Bradford Jones

              Signature                          Title                  Date
              ---------                          -----                  ----
                  *                    Director                   February 23, 2000
______________________________________
            Robert Kibble
                  *                    Director                   February 23, 2000
______________________________________
           Shahan Soghikian

*  Pursuant to Power of Attorney previously filed with the Commission with the Registration Statement on Form S-1 (File No.
333-95121) and incorporated herein by reference.


          /s/ Ruann F. Ernst           Attorney-in-Fact           February 23, 2000
______________________________________
            Ruann F. Ernst

                               INDEX TO EXHIBITS

        The following exhibits are filed as part of this Registration Statement:


EXHIBIT
NUMBER            DESCRIPTION
-------           ------------------------------------------
5.1               Opinion of Brobeck, Phleger & Harrison LLP, as to the legality of the securities
23.1              Consent of PricewaterhouseCoopers LLP, Independent Accountants
23.2              Consent of Ernst & Young LLP, Independent Auditors
23.3              Consent of Brobeck, Phleger & Harrison LLP (included in
                  Exhibit 5.1)